UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                                       October 30, 2008

     Dresser-Rand Group Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

West8 Tower, 10205 Westheimer Road, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(713) 467-2221

            Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS	3

SIGNATURES		4

EXHIBIT INDEX		5

EXHIBIT 99.1

Item 2.02	Results of Operations and Financial Condition

On October 30, 2008, Dresser-Rand Group Inc. (the "Company") issued a press release announcing financial results for its third quarter ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. All information in the press release is furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act of 1933, as amended, except to the extent registrant specifically incorporated it by reference.

Item 9.01	Financial Statements and Exhibits
	(d)	Exhibits
		99.1	Dresser-Rand Group Inc. Press Release dated October 30, 2008.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC
(Registrant)

Date: October 30, 2008	By:	/s/ Mark F. Mai
Mark F. Mai
Vice President, General Counsel and Secretary

DRESSER-RAND GROUP INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Dresser-Rand Group Inc. Press Release dated October 30, 2008